                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-80537) pertaining to the Dave & Buster's, Inc. 1995 Stock Option Plan of our report dated March 30, 1998 with respect to the consolidated financial statements of Dave & Buster's, Inc. incorporated by reference in the Annual Report (Form 10-K) for the year ended February 1, 1998.



                                                           /s/ ERNST & YOUNG LLP

Dallas, Texas
May 1, 1998